UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )
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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AMERICAN VANGUARD CORPORATION
(Name of Registrant as Specified In Its Charter)
Cruiser Capital Advisors, LLC Keith M. Rosenbloom Cruiser Capital Master Fund LP Metamorphosis VI LLC Patrick E. Gottschalk Mark R. Bassett
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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		Phillip M. Goldberg Foley & Lardner LLP 321 North Clark Street Suite 2800 Chicago, IL 60654-5313 (312) 832-4549	Peter D. Fetzer Foley & Larder LLP 777 East Wisconsin Avenue Suite 3800 Milwaukee, WI 53202-5306 (414) 297-5596
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PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION,
DATED APRIL 26, 2022

AMERICAN VANGUARD CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
June [1], 2022

PROXY STATEMENT OF
CRUISER CAPITAL MASTER FUND LP

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED
Cruiser Capital Master Fund LP (referred to herein together with its affiliates as “Cruiser Capital”) is furnishing this proxy statement (this “Proxy Statement”) and accompanying BLUE proxy card to the stockholders of American Vanguard Corporation (“AVD” or the “Company”) to solicit proxies in connection with the Company’s 2022 Annual Meeting of Stockholders, and any adjournments, postponements, reschedulings or continuations thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), currently scheduled to be held at 11:00 am Pacific Standard Time, on June [1], 2022, and to be held virtually at [www.[•]].  The principal executive office of AVD is located at 4695 MacArthur Court, Newport Beach, California 92660.
The Company has set April 8, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  Holders of common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting.
This Proxy Statement and the accompanying BLUE Proxy card are first being sent or given to the stockholders of the Company on or about May [●], 2022.
WHY YOU WERE SENT THIS PROXY STATEMENT
This year you have the power to effect change at AVD by voting for Directors of the Company other than the members of the current Board.  Specifically, we offer you a choice--an ability to vote for 3 highly qualified, independent director nominees who are focused on creating long term value for shareholders and employees.
Please take advantage of this opportunity to make a change.  VOTE TO CHANGE AVD FOR THE BETTER.  VOTE THE BLUE CARD FOR: Mark R. Bassett, Patrick E. Gottschalk and Keith M. Rosenbloom.
This Proxy Statement is seeking your support at the Annual Meeting of AVD for the following:
1.	To vote “FOR” the election of Mark R. Bassett, Patrick E. Gottschalk and Keith M. Rosenbloom to the Board of Directors of the Company (the “Board”).
2.	To vote “FOR” ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.
To vote “FOR” the approval of the amendment and restatement of the Company’s 1994 Amended and Restated Stock Incentive Plan (the “Plan”), which is expiring on June 6, 2022, that extends the term through June [l], 2032, adds 600,000 more shares to the Plan and makes other immaterial changes.

4.	To vote “AGAINST” the approval on an advisory basis of the Company’s executive compensation.
We are also soliciting proxies to elect not only our nominees, but also AVD’s nominees other than [●], [●] and [●].  This gives stockholders who wish to vote for our nominees the ability to vote for a full slate of nine nominees in total.  None of AVD’s nominees for whom we seek authority to vote have agreed to serve with any of our nominees, if elected, and there is no assurance that any of ADV’s nominees will serve as directors if any of our nominees are elected to the Board.
The following persons may be deemed to be participants in soliciting stockholders to vote “FOR” the election of Mark R. Bassett, Patrick E. Gottschalk and Keith M. Rosenbloom (referred to herein together as “Cruiser Stockholder Nominees”); to vote “FOR” ratification of the appointment of BDO; to vote “FOR” the approval of the Plan; and to vote “AGAINST” the approval on an advisory basis of the Company’s executive compensation: Cruiser Capital Advisors, LLC, Cruiser Capital, Metamorphosis VI LLC, Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett (“Participants”, “we”, “our”, or “us”).
REASONS FOR THE SOLICITATION
We believe that AVD has tremendous potential to generate significant value for stockholders.

The decision to undertake this campaign to elect three highly qualified stakeholders to AVD’s Board was made after careful consideration and attempts to constructively engage with AVD’s management.  See the “Background of the Solicitation” below.
We have been disappointed with AVD’s (1) financial performance (see below), (2) capital allocation decisions, (3) the lack of turnover on its board of directors, (4) the dilutive effect of its incentive stock plan and (5) the board of director’s lack of engagement.  We believe that these factors have contributed to the Company’s underperformance in relation to its peer companies (see below). As a result, we are seeking your support to elect three highly qualified director nominees and restore accountability at AVD.

Below is the Comparison of 5 Year Cumulative Return Chart, assuming a $100 investment, as disclosed by the Company in its 2021 Annual Report on Form 10-K, on page 17,  Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Stock Performance Graph,” as filed with the Securities and Exchange Commission on March 14, 2022.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2021
250.00
225.00
200.00
175.00
150.00
125.00
100.00
75.00
50.00
25.00
0.00
2016
2017
2018
2019
2020
2021
American Vanguard Corporation
S&P 500 Index - Total Return
Morningstar Specialty Chemicals Index
S&P 400 Specialty Chemicals Index

Our nominees were carefully selected based on their impressive backgrounds.  We believe they will provide AVD stockholders with the comfort of knowing that new, experienced, objective and independent directors are reviewing and contributing to the strategy, operations, performance, executive compensation and leadership of the business.
No hedging or other transaction or series of transactions has been entered into by or on behalf of any of the Cruiser Stockholder Nominees, nor has any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, any of the Cruiser Stockholder Nominees with respect to any securities of the Company.  None of the Participants has pledged any shares as security.

WHAT DO THE CRUISER DIRECTOR NOMINEES HOPE TO ACHIEVE?
1.	The nominees would like to increase AVD’s total shareholder return over a sustained period of time.
2.	We believe that the Company can achieve greater enterprise-wide efficiency which will drive shareholder value.
3.
Although it is not a matter for shareholders to vote on, if elected the Cruiser Stockholder Nominees will act to encourage the separation of the Chairman and CEO role such that the CEO can dedicate greater time and focus on improving the operations of the Company;

4.	We believe that the Company’s capital allocation policies can be improved.

5.
We think it is inappropriate for the Board to authorize payments of millions of dollars in Board fees (over $12 million in the last 10 years) to its own members when the 5 and 10 year absolute and relative total shareholder return has been poor, and will work to properly align fees with performance.

This year you have the power to effect change at AVD.  We have offered you a choice--an alternative slate of highly qualified, independent director nominees who are aligned with you.
Please take advantage of this opportunity to make a change.  VOTE TO CHANGE AVD FOR THE BETTER.  VOTE FOR OUR DIRECTOR NOMINEES.
MEETING DETAILS AND PROXY MATERIALS
At the Annual Meeting, the stockholders of AVD will be asked to consider and vote upon: (1) the election of 9 directors to the Board to hold office until the 2023 annual meeting of stockholders; (2) the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for fiscal year 2022; (3) the amendment of AVD’s equity incentive plan to extend the term and to add 600,000 shares to the Plan; and (4) an advisory vote on executive compensation.
We intend to vote all of the shares of common stock that we are entitled to vote, including proxies solicited by these proxy materials, as follows:
1.	FOR the election of Mark R. Bassett, Patrick E. Gottschalk and Keith M. Rosenbloom.
2.	FOR the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.	FOR the amendment and restatement of the Plan, which is expiring on June 6, 2022 to extend the term through June [l], 2032, to add 600,000 more shares to the Plan and to make other immaterial changes.
4.	AGAINST the approval of the Company’s executive compensation.
For the avoidance of doubt Cruiser will vote for AVD’s nominees other than [●], [●] and [●].
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June [1], 2022.  This Proxy Statement and the accompanying BLUE proxy card are available at [•].
IMPORTANT
Your vote is important, no matter how many or how few shares you own.  The Cruiser Stockholder Nominees urge you to sign, date and return the enclosed BLUE proxy card today.
•	If your shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it today in the enclosed postage-paid envelope.
•
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the beneficial owner of the shares held in “street name,” and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker, bank or other holder of record.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares on your behalf without your instructions.  Depending upon your broker, bank or other holder of record, you may be able to vote either by telephone or by the Internet.  You may also vote by signing, dating and returning the enclosed voting form.

We urge you not to return any proxy card you receive from the Company.  If you have already sent a white proxy card furnished by Company management or the Board or have otherwise submitted a proxy using one of the methods described in the AVD Proxy Statement, you may revoke that proxy and vote on each of the proposals described in this Proxy Statement by signing, dating and returning the enclosed BLUE proxy card.
If you have questions, require assistance in voting your BLUE Proxy card, or need additional copies of these proxy materials, please contact Okapi Partners, our proxy solicitors, at the following address, telephone number or email address listed below:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
 (212) 297-0720

Stockholders and All Others Call Toll-Free: (855) 305-0856

Email: Info@Okapipartners.com

BACKGROUND OF THE SOLICITATION
The following is a chronology of events leading up to this proxy solicitation:
•
We have known the Company for many years.  Beginning in the summer of 2021 we became concerned that the Company’s revenues had grown substantially over the past 10 years, but its operating profit margins had declined dramatically from approximately 18% in 2011 to 11% in 2021.  Indeed, in 2011 AVD’s reported revenues were $301 million and its Adjusted EBITDA was $54.8 million; whereas 10 years later in 2021 its revenues were $557mm and Adjusted EBITDA was $56.8.

•
We spent many hours researching the Company’s public filings and created a matrix showing the Company’s acquisitions over the period and shared our findings with management.  We requested a video conference call, which occurred on June 25, 2021.

•
On June 27, 2021, we sent some of our work product to the Company for comment and further discussion.  We then had follow-up discussions with the Company on July 22, 2021, August 10, 2021, November 12, 2021 and December 16, 2021.  During these calls, we asked primarily analytical questions of the Company concerning its financial performance and growth strategy.  Our questions and research covered many areas ranging from technology, commodity market trends, growth initiatives, questions around the projections made to the public by the Company for its Core, Green Solutions and Precision Application businesses, succession planning, acquisitions, capital deployment and operating leverage, among other things.
After further research and analysis, we concluded that the Company had the potential to become much more valuable with greater focus on operational improvement and capital allocation.

•
On March 7, 2022, we sent a nomination letter and accompanying materials to the Company’s Chief Administration Officer, General Counsel, and Corporate Secretary, notifying the Company that we intended to nominate four individuals for election to the Board at the Annual Meeting.  The individuals were Mark Bassett, Ph.D., Patrick Gottschalk, Charles J. Rose, and Keith M. Rosenbloom.  Accompanying the nomination letter were exhibits including the qualifications of these individuals for service on the Board, as well as an undertaking by each of the individuals to serve if elected.

•
On March 14, 2022, at our request, a videoconference was convened between Mr. Rosenbloom and the Company’s Chairman and Chief Executive Officer Eric Wintemute.  Mr. Rosenbloom told Mr. Wintemute that Cruiser and its Nominees thought they could help the Company become more valuable.  He also informed the Company’s representatives that we had prepared a detailed presentation regarding its investment in AVD, including our thoughts on how to improve stockholder value, but was not yet ready to share it with the Company.  When Mr. Rosenbloom spoke about how poor the Company had historically performed compared to the Company’s selected “Proxy Peers” used in its Form 10-K, Mr. Wintemute noted that he and the Company did not select those peers.  When Mr. Rosenbloom noted how poorly the Company had performed against the peers selected by the Company’s Compensation Consultant used to benchmark the Company’s NEO compensation, Mr. Wintemute noted that those peers too were not selected by the Company.  During the March 14 conversation, Mr. Wintemute told Mr. Rosenbloom that he would provide him with a list of more appropriate peers or comparable companies.  As of the date of this Proxy filing, more than 45 days later, no such list has been provided.

•
Mr. Wintemute informed Mr. Rosenbloom that the Nominating and Corporate Governance Committee of the Board had an established process to review director nominations and stated that the Board was interested in reviewing Cruiser’s presentation and interviewing our nominees in person at the earliest opportunity, ideally during the week of March 21 or March 28, 2022, a week during which our nominees were not available.  The Company informed Cruiser that Mr. Esmail Zirakparvar, its head of the Board’s Nomination and Governing Committee, was unavailable to meet between April 2 and April 9th.  As such the next available time for a face-to-face meeting was April 11, 2022.

•
During the intervening weeks, Mr. Rosenbloom sent two emails to Mr. Wintemute requesting that Mr. Gottschalk have the opportunity to meet with a member of the Nomination and Governance Committee prior to the April 11th meeting and those requests received no response.  Another nominee, Dr. Mark Bassett, also attempted to reach a member of the Nomination and Governance Committee to request a meeting but was similarly denied an opportunity to meet and share thoughts on the Company’s prospects.

•
On April 6, 2022, the Company agreed that the Board would block out 2 hours for a presentation and question and answer period on April 11th.  Instead, on April 11th, Mr. Rosenbloom presented the Cruiser valuation case for 60 minutes, after which Mr. Esmail Zirakparvar, the head of the Company’s Nomination and Governance Committee adjourned the meeting stating that the Board would like time to review and discuss the presentation and follow-up with questions.  No constructive dialogue or question and answer period was initiated with the Cruiser team or occurred subsequently.
Cruiser’s presentation was critical of the Company’s poor absolute and comparative Total Shareholder Return (TSR); it questioned the Company’s published Return on Investment Calculations from its historical acquisition activity; it asked why the Company’s EBITDA margins had declined so dramatically over the past 10 years; it asked why the Board had chosen to pay itself and its executives in incentive shares of stock versus incentive stock options.  The presentation also questioned the Company’s capital allocation policies and the Board’s decision to dilute shareholders by issuing over 10% of the Company’s outstanding shares to insiders.  However, the majority of the presentation focused on our belief that the Company could materially improve its share price during a coming period of significant industry wide tailwinds.
We were disappointed that no Board member asked questions about how the Company could increase its TSR.  Despite several attempts by us to engage in substantive constructive dialogue with the Board, to this date no such dialogue has yet occurred.

•
On April 11, 2022, the Board held interviews with Dr. Mark Bassett, Mr. Pat Gottschalk, and Mr. Charles Rose.  Then on April 12, 2022, Mr. Rosenbloom was invited for an interview.  During Mr. Rosenbloom’s interview on April 12th, Mr. Wintemute informed Mr. Rosenbloom that he believed that none of the other three nominees wanted to serve on the Company’s board.  Mr. Rosenbloom was surprised to hear that characterization and informed the Board that all of the candidates had certified that they were interested and just the evening before had expressed enthusiasm for helping the Company grow while serving in their capacity as Directors.

•
On April 14, 2022, Mr. Rosenbloom contacted Mr. Donnelly, the Company’s corporate secretary, to arrange a follow-up meeting with Lead Independent Director Mr. Killmer and Governance Committee chair Mr. Zirakparvar to clarify comments that Mr. Rosenbloom had made in the interviews regarding matters he believed remained unresolved following the meetings of April 11-12, 2022.  That meeting was convened via videoconference on Monday, April 18, 2022.  In the meeting, among other matters, Mr. Rosenbloom requested the Company’s response to our presentation and reiterated his previous comments that our nominees were interested in serving as directors.
In virtually every interaction since the March 14th call with Mr. Wintemute, Mr. Rosenbloom was asked who Cruiser would seek to replace on the Company’s Board.  Without committing to a particular approach, Mr. Rosenbloom stated on the April 14th call that he believed that although he had not responded during his interview, that he saw no reason for Mr. Killmer to continue serving on the Board as its lead director for a 12th term and on the Board for a 15th annual term given the Company’s poor returns to stakeholders.  Mr. Rosenbloom also stated that the way Mr. Zirakparvar had handled this particular interview process, among other things, would in his opinion certainly disqualify him from serving further as the head of the Nominating and Corporate Governance Committee and as a director of the Company.  Mr. Rosenbloom also recounted how Mr. Wintemute’s inability to recognize the Company’s poor TSR and poor operating margins over the past 10 years brought Mr. Wintemute’s suitability to serve as both Chairman and CEO into question.
Mr. Rosenbloom again requested the peer group that the Company used for purposes of its proxy statement.  Representatives of the Company told Mr. Rosenbloom that they would revert to him with their reaction to his concerns and clarifications.

•
During the evening of that same day (April 18, 2022), the same group reconvened (Messrs. Rosenbloom, Killmer, Zirakparvar and Donnelly) by videoconference, and the Company reported that, the Board decided to proceed with nomination of the existing slate of Company directors and declined to nominate any of Cruiser’s nominees.

•
On April 15, 2022, Cruiser formally offered the Company the ability to use a “universal proxy card” during this contested Director election in an effort to enfranchise the Company’s shareholders by making the Director election process easier and saving money for the Company.  We noted that use of universal proxy cards in contested elections will be mandatory as of September 1, 2022 because the SEC has recognized that this approach is important for shareholders.  On April 19, 2022, AVD declined our offer to utilize a universal proxy card.

PROPOSAL 1
ELECTION OF DIRECTORS
Under the AVD Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, each as amended and restated to date, directors at AVD are elected each year.  Set forth below are our nominees for election as Directors.
Mark R. Bassett, age 61:
Mark Bassett has a long and accomplished history over the last 30 years of building and growing chemical businesses. Most recently, from June 2016 until December 31, 2021 Mark was the Chairman and CEO of Hemlock Semiconductor (HSC).  The leadership of The Dow Chemical (“Dow”) selected Mark to manage the transition of HSC to becoming a standalone company of over $900mm in revenue and roughly 1,200 of employees.  HSC is a leading provider of ultra-pure polycrystalline silicon and other silicon-based products used in the manufacture of semiconductor devices, solar cells and modules.  Prior to leading HSC, from 2012-2016 he was a global VP, Polyurethanes at The Dow Chemical Company responsible for a $4.5B global P&L with over 2000 associates at over 35 sites globally. Prior to his experiences in managing Polyurethanes, from 2001 to 2012 Mark managed as Vice President and General Manager businesses between $1 Billion and $2.5 Billion in sales for Dow in Oxygenated Solvents and Cryilic Monomers. Dr. Bassett graduated magna cum laude from Notre Dame with a B.S. in Chemical Engineering and holds an M.S. and Ph.D in Chemical Engineering from the University of Virginia. He was selected as a National Science Foundation post-doctoral fellow.

Patrick E. Gottschalk, age 58:
Mr. Gottschalk is the former Chairman and CEO of Union Carbide from 2007 until 2012.  Most recently Mr. Gottschalk served as President of Coatings, Monomers and Additives, a multi-billion dollar business within The Dow Chemical Company, which is a chemicals manufacturer, and served in this capacity from 2012 until 2016.  Mr. Gottschalk currently serves as a director of the Superior Plus Corporation, which is a publicly listed corporation the Toronto stock exchange (TSX:SPB). Mr. Gottschalk received a BS in Chemical Engineering from the University of Texas and an MBA from Pepperdine University.

Keith M. Rosenbloom, age 53:
Mr. Keith M. Rosenbloom is the co-founder of Cruiser Capital Advisors, LLC, which acts as the investment advisor to pooled investment vehicles (the “Cruiser Portfolios”) on a discretionary basis.  He has managed the Cruiser Portfolios since inception.  Over the past several years, Mr. Rosenbloom has helped the Boards of several public companies source and add highly qualified members to their Board rooms, seeking to improve  stockholder value at those companies.  Mr. Rosenbloom has over 30 years of investing experience with an emphasis on applying traditional value oriented private equity techniques to public and private special situations. Mr. Rosenbloom also serves on a number of charitable boards including, Hillel International (Board of Governors), and Hatzalah (Israel's private EMT service). Mr. Rosenbloom acts as an advisor to two family offices on their alternative investment portfolios. Keith graduated cum laude from Yale University. Mr. Rosenbloom has extensive experience in corporate finance, mergers and acquisitions, and public market and private equity investing.

The combination of experience, skill sets, and qualifications disclosed above led to the conclusion that each of the nominees should serve as a director of the Company.  None of the entities or organizations reflected in the business experience of the nominees is a parent, subsidiary or other affiliate of the Company.  The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his duties and fiduciary obligations.  We believe that the background and expertise of each nominee evidences those abilities and are appropriate to his or her serving on the Board.
We believe that each of, Dr. Bassett, Mr. Gottschalk and Mr. Rosenbloom would be deemed “independent” under the Corporate Governance Guidelines of the Company, the independence requirements of the SEC rules and the listing standards of the New York Stock Exchange, and that each would qualify as an “audit committee financial expert” as that term is defined by the SEC.
We expect that our nominees will be able to stand for election but in the event that one or more are unable to serve or for good cause will not serve, the shares represented by the enclosed BLUE proxy card will be voted for a substitute nominee (or nominees, as the case may be), to the extent this is not prohibited under the Company’s charter documents and applicable law.  In addition, we reserve the right to solicit proxies for the election of such substitute nominee(s) if the Company makes or announces any changes to its charter documents or takes or announces any other action that has, or, if consummated, would have, the effect of disqualifying our nominees, to the extent this is not prohibited under the Company’s charter documents and applicable law.  In any such case, shares represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Company’s charter documents and applicable law, if the Company increases the size of its board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.
None of the nominees is presently serving as a director of any corporation, partnership or other entity that has a class of debt or equity securities registered under the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, nor has any nominee served as such during the past five years.

MECHANICS OF VOTING IN THE ELECTION
Stockholders will vote to fill nine seats on the Board at the Annual Meeting.  We have nominated fewer nominees than the number of directors that will need to be elected at the Annual Meeting, which enables a stockholder who desires to vote for our nominees to also vote for six of AVD’s nominees.

Under the proxy rules, we may solicit proxies in support of our nominees and also seek authority to vote for all of AVD’s nominees other than those AVD nominees we specify.  This allows a stockholder of the Company who desires to vote for up to a full complement of nine director nominees to use the BLUE proxy card to vote for our nominees as well as AVD’s nominees for whom we are seeking authority and will exercise authority to vote.  As a result, should a stockholder so authorize us on the BLUE proxy card, we would cast votes for each of our nominees and up to six of AVD’s nominees to serve as directors other than [●], [●] and [●].
AVD’s nominees for whom we seek authority to vote have not consented to being named in our proxy statement or agreed to serve with any of our nominees, if elected, and there is no assurance that any of AVD’s nominees will serve as directors if any of our nominees are elected to the Board. You should refer to the Company’s Proxy Statement and form of proxy for the names, backgrounds, qualifications and other information concerning AVD’s nominees.
A plurality voting standard applies to the election of directors at the Annual Meeting.  So, stockholders will be able to cast only “FOR” or “WITHHOLD” votes in the election of directors, and the nine nominees receiving the most “FOR” votes will be elected as directors.  Since we are only proposing three nominees for the Board, if our nominees are elected, the Company’s six nominees with the highest number of shares voted in such nominee’s favor will also be elected.  Withhold votes will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted in determining the outcome of the election of directors.
With a plurality voting standard applying to the election of directors at the Annual Meeting, stockholders will not be able to abstain from voting in the election of directors.  Abstentions will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.
For brokerage or other nominee accounts that receive proxy materials from, or on behalf of, both the Company and the Cruiser Stockholder Nominees, all items listed in the notice for the meeting will be considered “non-routine” matters.  In that case, if you do not submit any voting instructions to your broker or other nominee, your shares will not be counted in determining the outcome of any of the proposals at the Meeting, nor will your shares be counted for purposes of determining whether a quorum exists.
WE URGE YOU TO VOTE “FOR” MARK R. BASSETT, PATRICK E. GOTTSCHALK AND KEITH M. ROSENBLOOM USING THE ENCLOSED BLUE PROXY CARD.
IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, WE WILL VOTE “FOR” MARK R. BASSETT, PATRICK E. GOTTSCHALK AND KEITH M. ROSENBLOOM, AND “FOR” THE PERSONS WHO HAVE BEEN NOMINATED BY AVD TO SERVE AS DIRECTORS, OTHER THAN AVD NOMINEES, [•], [•] AND [•].

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
In the AVD proxy statement, the Company is asking stockholders to ratify the appointment of BDO as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year.  Stockholders may endorse or not endorse the appointment of BDO through the following resolution:
“Resolved, that the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to audit the 2022 consolidated financial statements and related internal controls over financial reporting of American Vanguard Corporation and its subsidiaries, made by the Audit Committee, is hereby ratified.”
According to the Company’s Proxy Statement, the affirmative vote of holders of a majority of the shares of Common Stock cast at the meeting is required to ratify the appointment of BDO.
WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, WE WILL VOTE “FOR” WITH RESPECT TO THIS PROPOSAL.
PROPOSAL 3
APPROVAL OF THE 2022 STOCK INCENTIVE PLAN
In the AVD proxy statement, the Company is asking stockholders to approve a proposal to amend and restate the Company’s 1994 Amended and Restated Stock Incentive Plan (the “Plan”), which is expiring on June 6, 2022 to extend the term through June [l], 2032, to add 600,000 more shares to the Plan and to make other immaterial changes.  Stockholders may vote to approve or not approve the proposal through the following resolution:
“Resolved, the Amended and Restated 1994 Stock Incentive Plan in the form set forth in Appendix A to the Company’s Proxy Statement be, and hereby is, approved.”
We are soliciting stockholders to vote FOR this Proposal.
According to the Company’s Proxy Statement, the affirmative vote of holders of a majority of the shares of Common Stock cast at the meeting is required to pass the proposal.
WE RECOMMEND A VOTE “FOR” THE PROPOSAL TO AMEND AND RESTATE THE PLAN.  IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, WE WILL VOTE “FOR” WITH RESPECT TO THIS PROPOSAL.
PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
As described in detail in AVD’s proxy statement, AVD is asking stockholders to indicate their support for executive officer compensation.  This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of AVD’s named executive officers.  So, stockholders may endorse or not endorse AVD’s executive pay program through the following non-binding resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
We are soliciting stockholders to vote AGAINST this Proposal.  The Company has stated that it disagrees with the peer group selected by its Compensation Consultant, but has not provided an alternative peer group, demonstrating a lack of support for the compensation being paid.  At the very least, the Company’s executive compensation needs further review, assisted by the newly elected members to the Board.
Because the vote on this Proposal is advisory, it will not be binding upon the Board.  However, AVD has indicated the Company’s Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements
The non-binding advisory resolution regarding the compensation of the named executive officers described in this Proposal shall be approved if the votes cast in favor of the resolution exceed the votes cast against the resolution.  Abstentions and broker non-votes will not be counted as either votes cast for or against the resolution.
WE URGE YOU TO VOTE AGAINST THE SAY-ON-PAY PROPOSAL.  IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, WE WILL VOTE AGAINST WITH RESPECT TO THIS PROPOSAL.

WHO CAN VOTE AT THE ANNUAL MEETING
Only stockholders of record of AVD common stock at the close of business on April 8, 2022, the Record Date, are entitled to notice and to vote at the Annual Meeting.
HOW TO VOTE BY PROXY
Your vote is important, no matter how many or how few shares you own.  The Cruiser Stockholder Nominees urge you to sign, date and return the enclosed BLUE proxy card today.
•	If your shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it today in the enclosed postage-paid envelope.
•
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the beneficial owner of the shares held in “street name,” and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker, bank or other holder of record. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares on your behalf without your instructions. Depending upon your broker, bank or other holder of record, you may be able to vote either by telephone or by the Internet. You may also vote by signing, dating and returning the enclosed voting form.

Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now.  Please contact our proxy solicitor Okapi Partners at (855) 305-0856 if you require assistance in voting your shares.  This Proxy Statement and the accompanying BLUE proxy card are available at [•].

Properly executed proxies will be voted in accordance with the directions indicated thereon.  If you sign the BLUE proxy card but do not make any specific choices, your proxy will vote your shares as follows:
1.
FOR the election of Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett, and “FOR” the persons who have been nominated by AVD to serve as Directors, other than AVD nominees [●], [●] and [●], for whom we are not seeking authority to vote and will not exercise any such authority.

2.	FOR the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.	FOR the amendment and restatement of the Plan, which is expiring on June 6, 2022 to extend the term through June [l], 2032, to add 600,000 more shares to the Plan and to make other immaterial changes.
4.	AGAINST the approval of the Company’s executive compensation.
Rule 14a-4(c)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), governs our use of discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without providing any discussion of the matter in this Proxy Statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.
If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the BLUE proxy card on your behalf.  You should also sign, date and mail the voting instruction that your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the internet).  Please do this for each account you maintain to ensure that all of your shares are voted.
A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in the telephone voting program or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive the BLUE proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES
Stockholders of AVD may not cumulate votes relating to the election of directors.  For the other proposals presented at the Annual Meeting, stockholders are entitled to one vote for each common share the stockholder owned of record on the Record Date.
Only stockholders of record of AVD common stock at the close of business on the Record Date are entitled to notice and to vote at the Annual Meeting.  At least a majority of shares outstanding on the Record Date and entitled to vote must be represented at the Annual Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.
Proxies relating to “street name” shares that are voted by brokers on some but not all of the matters before stockholders at the Annual Meeting will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be entitled to vote at the Annual Meeting on those matters as to which authority to vote is not given to the broker (“broker non-votes”).
The following will not be votes cast and will have no effect on the election of any director nominee: (1) a share whose ballot is marked as withheld; (2) a share otherwise present at the meeting but for which there is an abstention; and (3) a share otherwise present at the meeting as to which a stockholder gives no authority or direction (other than a share voted pursuant to a signed proxy card on which the stockholder has not indicated any voting direction).
The proposal on the vote to ratify the selection of the independent registered public accounting firm requires the affirmative vote “FOR” of a majority of the shares present and voting on this matter.  If you are not a stockholder of record and you do not provide instructions to the broker on how to vote, then your proxy will be counted as vote “FOR” the ratification of BDO as independent registered public accounting firm.
The proposal on the vote to approve the Plan requires the affirmative vote “FOR” of a majority of the shares present and voting on this matter.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.
The proposal on the advisory vote to approve Company’s executive compensation requires the affirmative vote “FOR” of a majority of the shares present and voting on this matter.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.
For brokerage or other nominee accounts that receive proxy materials from, or on behalf of, both AVD and us, all items listed in the notice for the meeting will be considered “non-routine” matters.  In that case, if you do not submit any voting instructions to your broker or other nominee, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting.
However, for brokerage or other nominee accounts that receive proxy materials only from AVD, the broker or other nominee will be entitled to vote shares held for a beneficial owner only on the ratification of the appointment of BDO, as AVD’s independent auditor for the year ending December 31, 2022, without instructions from the beneficial owner of those shares.  In this event, a broker or other nominee still will not be entitled to vote shares held for a beneficial owner on non-routine proposals, which include the election of directors and the approval of the other proposals.

REVOCATION OF PROXIES
A proxy given pursuant to this solicitation may be revoked at any time before it is voted.  If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date; (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive offices in 4695 MacArthur Court, Newport Beach, California 92660; or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person.  You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.
Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.  If you were a stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.
ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.
If you have already sent a white proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the BLUE proxy card or by voting in person at the Annual Meeting.
SOLICITATION OF PROXIES; EXPENSES
The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation and litigation) will be borne by us.  In addition to the use of the mails, proxies may be solicited by us and/or our regular employees by telephone, telegram, and personal solicitation, for which no additional compensation will be paid to those persons engaged in such solicitation.  Proxies will not be solicited by specially engaged employees.  Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of the common stock that such institutions hold, and we will reimburse such institutions for their reasonable out-of-pocket expenses.
We have retained Okapi Partners LLC, a proxy solicitation firm, to assist in the solicitation of proxies at a fee estimated not to exceed $[•], plus reimbursement of reasonable out-of-pocket expenses and fees related to calls to solicit stockholders.  Approximately [25] persons will be utilized by that firm in its solicitation efforts.
We estimate that our total expenditures relating to the solicitation of proxies will be approximately [•] (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation, and litigation).  Total cash expenditures to date relating to this solicitation have been approximately $[•].

We intend to seek reimbursement from the Company for our actual expenses in connection with this solicitation.  If elected, our nominees will submit the matter to a vote of the Company’s Board.  The Company’s Board may vote to submit the matter of reimbursement to a vote of the Company’s stockholders.  If elected to the Company’s Board, Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett, intend to vote in favor of reimbursing us and submitting the matter to a vote of the Company’s stockholders.  If the matter is submitted to a vote of the Company’s stockholders, we will vote our shares in favor of such reimbursement and will accept the results of such stockholder vote.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS
The only participants known to Cruiser Capital are Cruiser Capital Advisors, LLC, Cruiser Capital, Metamorphosis VI LLC, Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett (the "Participants"). The business address of each Participant for this notice and solicitation is c/o Cruiser Capital Master Fund LP, 110 Central Park, South, Ste 17B, New York, NY 10019.  Each Participant’s present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on is provided below.
Name	Principal Occupation or Employment	Name, Business and Address Employer
Cruiser Capital Advisors, LLC
The principal business of Cruiser Capital Advisors is to serve as an investment manager or adviser to various pooled investment vehicles, including Cruiser Capital and Metamorphosis VI LLC, and separately managed accounts.
See prior disclosure. 110 Central Park South, Ste 17B New York, New York 10019.
Keith M. Rosenbloom	The principal occupation of Mr. Rosenbloom is investment management through his ownership and control over the affairs of Cruiser Capital Advisors.	See prior disclosure. 110 Central Park South, Ste 17B New York, New York 10019.
Cruiser Capital Master Fund LP	Serves as a pooled investment vehicle.	See prior disclosure. 110 Central Park South, Ste 17B New York, New York 10019.
Metamorphosis VI LLC	Serves as a pooled investment vehicle.	See prior disclosure. 110 Central Park South, Ste 17B New York, New York 10019.
Patrick E. Gottschalk	Mr. Gottschalk is the former Chairman and CEO of Union Carbide from 2007 until 2012.	See prior disclosure. c/o 110 Central Park South, Ste 17B New York, New York 10019
Mark R. Bassett	Mr. Bassett is the past Chairman and CEO of Hemlock Semiconductor Operations (HSC).	See prior disclosure. c/o 110 Central Park South, Ste 17B New York, New York 10019
With regard to Cruiser Capital, who is the stockholder of record proposing the nominees, the name and address of (a) any beneficial owner of stock of the Company that is owned by Cruiser Capital and (b) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Cruiser Capital or such beneficial owner (each, a “Cruiser Capital Associated Person”) is set forth herein.  Cruiser Capital is a holder of record only, and is not the beneficial owner of shares of   common stock.  The beneficial owners of the shares of common stock held by Cruiser Capital and Metamorphosis VI LLC are Cruiser Capital Advisors, LLC (“Cruiser Capital Advisors”) and Keith M. Rosenbloom (Cruiser Capital, Metamorphosis VI LLC, Cruiser Capital Advisors and Mr. Rosenbloom are sometimes referred to herein as the “Holder”).  Cruiser Capital Advisors is the beneficial owner of the shares of common stock held by Cruiser Capital and Metamorphosis VI LLC because Cruiser Capital Advisors has sole voting and dispositive power over all of the shares.  Because Mr. Rosenbloom is the managing member of Cruiser Capital Advisors, he is deemed to share voting power and dispositive power over the shares of common stock held by Cruiser Capital Advisors on behalf of Cruiser Capital and Metamorphosis VI LLC (Mr. Rosenbloom may also personally invest his own funds in Cruiser Capital and Metamorphosis VI LLC from time to time).  Cruiser Capital and Metamorphosis VI LLC do not have the right to obtain voting or dispositive power over any of the shares within sixty days, and are therefore not deemed to beneficially own the shares of common stock, pursuant to Rule 13d-3 promulgated under the Exchange Act.

Cruiser Capital Advisors manages and controls Cruiser Capital and Metamorphosis VI LLC.  Keith M. Rosenbloom manages and controls Cruiser Capital Advisors.  Other than the persons identified above and the persons identified below, there are no other persons that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, Cruiser Capital or Cruiser Capital Advisors: Metamorphosis Master Fund LP, Cruiser Capital Metamorphosis Advisors, LLC, Cruiser Capital, LLC, and Cruiser Capital, Ltd.  Metamorphosis Master Fund LP, Cruiser Capital Metamorphosis Advisors, LLC, Cruiser Capital, LLC and Cruiser Capital, Ltd. do not own, directly or indirectly, any securities of the Company, and are not, and will not be, participants in any solicitation by Cruiser Capital.
Name	Business Address
Cruiser Capital Advisors, LLC	110 Central Park South, Ste 17B New York, New York 10019
Cruiser Capital Master Fund LP	110 Central Park South, Ste 17B New York, New York 10019
Metamorphosis VI LLC	110 Central Park South, Ste 17B New York, New York 10019
Metamorphosis Master Fund LP	110 Central Park South, Ste 17B New York, New York 10019
Cruiser Capital Metamorphosis Advisors, LLC	110 Central Park South, Ste 17B New York, New York 10019
Cruiser Capital, LLC	110 Central Park South, Ste 17B New York, New York 10019
Cruiser Capital, Ltd.	110 Central Park South, Ste 17B New York, New York 10019

Cruiser Capital Advisors has sole voting and dispositive power over shares which it manages for Cruiser Capital Master Fund LP, Metamorphosis IV LLC, and separately managed accounts (collectively, the “Cruiser Clients”).  Cruiser Capital Advisors is the investment manager on behalf of the Cruiser Clients.  Each of the Cruiser Clients has granted Cruiser Capital Advisors the sole and exclusive authority to vote and dispose of the shares of common stock, and this grant of discretion is not terminable within sixty days.  There are no proxies (including revocable proxies), contracts, arrangements, understandings or other relationships pursuant to which Cruiser Capital or Cruiser Capital Associated Persons have a right to vote any shares of common stock.

Cruiser Capital Advisors is entitled to a fee for managing and advising the Cruiser Clients, based upon a percentage of the Cruiser Clients’ capital.  Cruiser Capital Advisors is also entitled to an allocation of a portion of net profits, if any, generated.  Other than as disclosed herein, Cruiser Capital and the Cruiser Capital Associated Persons are not entitled to any other performance-related fees (other than asset-based fees) based on any increase or decrease in the value of stock of the Company or derivatives thereof.
Cruiser Capital Advisors will reimburse the nominees for any expenses that they reasonably incur in connection with the intended solicitation of proxies for use at the Annual Meeting.  Cruiser Capital Advisors will bear the cost of the intended solicitation of proxies for use at the Annual Meeting.  None of the nominees have any arrangement or understandings with any other person pursuant to which they were or are to be selected as a director or nominee for election as a director of the Company.  None of the nominees is, and none will become, a party to any agreement, arrangement or understanding with, and none has given any commitment or assurance to each other or any other person as to how he, if elected as a director of the Company, will act or vote on any issue or question.  There are not any other agreements, arrangements or understandings between or among the Holder or any Cruiser Capital Associated Person, on the one hand, and any other persons (including any Cruiser Capital Associated Person), on the other hand, in connection with the nomination of such persons for election as a director.
Other than as set forth herein, there are not, and there have not been, any direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among the Holder and respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the Holder making the nomination or on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of Item 404 and the nominee were a director or executive officer of such registrant.
Appendix A lists certain information regarding ownership of the common stock by the Participants and transactions in the common stock made by the Participants during the past two years.
Except as otherwise set forth herein, none of the nominees has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies
Except as otherwise set forth herein, none of the nominees has, nor do any of the nominees’ associates have, any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
There are no material proceedings to which the nominees, or any of their associates, are parties adverse to the Company or any of its subsidiaries, and none of the nominees nor any of their associates have a material interest adverse to the Company or any of its subsidiaries.

The transactions identified on Appendix A are the nominees’ only transactions in shares of the Common Stock during the past two years, which information is incorporated herein by reference.
None of the nominees has any family relationship with any director or officer of the Company.
During the past ten years:
a. No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against any nominee (or any other Participant), and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any nominee (or any other Participant).  In addition, no petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any partnership in which any Nominee (or any other Participant) is or was a general partner, or any corporation or business association of which any Nominee (or any other Participant) is or was an executive officer at or within two years before the time of such filing.
b. No nominee (or any other Participant) has been convicted in a criminal proceeding nor has any nominee been the named subject of any criminal proceeding which is presently pending (excluding traffic violations and other minor offenses).
c. No nominee (or any other Participant) has been the subject of any court order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining (or otherwise limiting) such nominee (or any other Participant) from (A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or any associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity; (B) engaging in any type of business practice; or (C) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.
d.    No nominee (or any other Participant) has been the subject of any order, judgment or decree not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days such nominee’s right (or any other Participant’s right) to be engaged in any activity described in clause c.(A) above, or such nominee’s right (or any other Participant’s right) to be associated with persons engaged in any such activity.
e. No nominee (or any other Participant) has been found by a court of competent jurisdiction in a civil action or by the SEC or the CFTC to have violated any federal or state securities law or any federal commodities law, where such judgment or finding has not been subsequently reversed, suspended or vacated.

f. Except as provided below, no nominee (or any other Participant) has been the subject of, or a party to, any supervisory action by federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (A) Any federal or state securities or commodities law or regulation; (B) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (C) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.
g.    No nominee (or any other Participant) has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, and registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.
During the Company’s last two fiscal years, none of the nominees (nor any other Participant), nor any member of any nominee’s (nor any other Participant’s) immediate family, has had any direct or indirect material interest in any transaction in which the Company was or is a participant, and none of the nominees (nor any other Participant), nor any member of any nominee’s (nor any other Participant’s) immediate family, has any direct or indirect material interest in any currently proposed transaction in which the Company is to be a participant.
Other than as disclosed herein, the Participants only hold shares of Common Stock, and do not hold any other class of securities of the Company.  Provided in Appendix A is the amount of Common Stock that each Participant owns beneficially, directly or indirectly.
Appendix A states with respect to shares of Common Stock, as the Participants do not hold, and have not held, any other securities of the Company, all of the shares purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date.
Except as disclosed herein, no part of the purchase price or market value of any of the shares of Common Stock on Appendix A is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Other than as disclosed herein, no Participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Other than the Participants identified herein, none of the Participants, nor any of their associates, is aware of any other person who is a party to an arrangement or understanding pursuant to which a Nominee for election as director is proposed to be elected.  The Nominees will be indemnified by the Cruiser Capital Advisors for any liabilities they may incur in connection with the intended solicitation of proxies for use at the Annual Meeting.  Cruiser Capital Advisors will reimburse the Nominees for any expenses that they reasonably incur in connection with the intended solicitation of proxies for use at the Annual Meeting.  The only substantial interest, direct or indirect, that any Participant has in any matter to be acted upon at the Annual Meeting (as such items are known to the Participants and their associates as of the date of this notice), is the Participants’ security holdings.

None of the Participants, nor any of their associates, know of any applicable information or disclosure required by Item 402(t) of Regulation S-K.
OTHER MATTERS
Rule 14a-5(c) of the Exchange Act permits us to communicate certain information that we are required to provide in this Proxy Statement by referring to such information in the Company’s proxy statement, eliminating the need for us to provide this information directly in this Proxy Statement.  Specifically, we are relying on disclosure in the Company’s proxy statement to communicate the following information related to AVD and its affiliates, associates, executive officers, nominees and directors, as applicable and required by the proxy rules: (1) a brief description of any material legal proceedings in which a director or executive officer or any associate of these parties is adverse to the Company or its subsidiaries or has a material interest adverse to the company or its subsidiaries, in accordance with Item 103 (Instruction 4) of Regulation S-K; (2) the information for all directors, director nominees and persons chosen to be directors required by Item 401(a) of Regulation S-K; (3) the information for all executive officers and persons chosen to be executive officers required by Item 401(b) of Regulation S-K; (4) the information for other significant employees required by Item 401(c) of Regulation S-K; (5) the information regarding family relationships required by Item 401(d) of Regulation S-K; (6) the business experience for the past five years of directors, executive officers and nominees, in accordance with Item 401(e)(1) of Regulation S-K; (7) the information regarding directorships with other reporting companies or registered investment companies required by Item 401(e)(2) of Regulation S-K; (8) a description of any of the legal events identified in Item 401(f) of Regulation S-K involving any of the Company’s directors, executive officers and nominees during the last ten years that are material to the person’s ability or integrity; (9) a description of any transaction that occurred since the beginning of the Company’s last fiscal year, or is currently proposed, that the Company is party to which involves a related person and exceeds $120,000, in accordance with Item 404(a) of Regulation S-K; (10) a description of the Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported under Item 404(a), in accordance with Item 404(b) of Regulation S-K; (11) the identification of any Section 16 insider who failed to file a timely report under Section 16 in the last fiscal year, along with any required information, in accordance with Item 405 of Regulation S-K; (12) the information regarding the audit committee and audit committee matters required by Item 407(d) of Regulation S-K, and Rule 10A-3(d) under the Exchange Act; (13) the information regarding board leadership structure and role in risk oversight required by Item 407(h) of Regulation S-K; (14) the information regarding director independence required by Item 407(a) of Regulation S-K and the listing standards of the NYSE; (15) the information regarding board meetings, attendance and committees required by Item 407(b) of Regulation S-K; (16) the information regarding other corporate governance items required by the listing standards of the NYSE; (17) the information regarding the nominating committee and nominating committee matters required by Item 407(c) of Regulation S-K; (18) the information regarding the compensation committee and compensation committee matters required by Item 407(e) of Regulation S-K; (19) the information regarding stockholder communications required by Item 407(f) of Regulation S-K; (20) information regarding the compensation of directors and executive officers, in accordance with Item 402 of Regulation S-K; (21) information regarding the Company’s independent registered public accounting firm; (22) information regarding the delivery of documents to stockholders sharing an address; (23) the security ownership of management and beneficial owners of more than 5% of the stock required by Item 403 of Regulation S-K, and the other information required by such Item; (24) the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement  and proxy for the 2019 annual meeting of stockholders under Rule 14a-8 of the Exchange Act, in accordance with Rule 14a-5(e) of the Exchange Act; (25) the amount of outstanding shares; and (26) the date after which a notice of stockholder proposal submitted outside the process of Rule 14a-8 is considered untimely, in accordance with Rule 14a-5(e) of the Exchange Act.  We have no knowledge of, or responsibility for, the accuracy of the Company’s disclosures in its proxy materials.

ADDITIONAL INFORMATION
The information concerning AVD contained in this Proxy Statement has been taken from, or is based upon, publicly available information.  Although we do not have any information that would indicate that any information contained in this Proxy Statement concerning AVD is inaccurate or incomplete, we do not take responsibility for the accuracy or completeness of the information prepared by AVD.
AVD files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A WHITE PROXY TO THE COMPANY’S BOARD, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A BLUE PROXY TO US AS PROVIDED BELOW.
IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED BLUE PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.
Please contact Okapi Partners, our proxy solicitors, at the following address, telephone number or website, if you have any questions or require any assistance:
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, New York 10036
 (212) 297-0720

Stockholders and All Others Call Toll-Free: (855) 305-0856

Email: Info@Okapipartners.com

Sincerely,

Cruiser Capital Master Fund LP

By:         Cruiser Capital Advisors, LLC
General Partner

By:        ________________________________
Keith Rosenbloom
Managing Member

[•], 2022

PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION,
DATED APRIL 26, 2022

Appendix A
Name	Shares Held of Record	Shares Held Beneficially
Cruiser Capital Advisors, LLC	0	721,354 (2)
Keith M. Rosenbloom	0	721,354 (3)
Cruiser Capital Master Fund LP	1,000(1)	267,028 (4)
Metamorphosis VI LLC	0	174,804 (5)
Patrick E. Gottschalk	0	1,012

(1)
Cruiser Capital Master Fund is the record holder of these shares of Common Stock.  All of the other shares of Common Stock, if any, are held in street name, and pursuant to Rule 13d-3 of the Exchange Act, Cruiser Capital Master Fund does not hold these shares beneficially.

(2)
Cruiser Capital Advisors has sole voting and dispositive power over these shares, which it manages for Cruiser Capital Master Fund LP and Metamorphosis VI LLC and separately managed accounts (collectively, the “Cruiser Clients”).

(3)	Because Mr. Rosenbloom is the managing member of Cruiser Capital Advisors, he is deemed to share voting power and dispositive power over the shares of Common Stock managed for the Cruiser Clients.
(4)	Cruiser Capital holds these shares of Common Stock in street name and such shares are reflected in the shares held beneficially by Cruiser Capital Advisors and Mr. Rosenbloom.
(5)	Metamorphosis VI LLC holds these shares of Common Stock in street name and such shares are reflected in the shares held beneficially by Cruiser Capital Advisors and Mr. Rosenbloom.
The Participants hold in the aggregate 722,366 shares of common stock of the Company (includes 20,000 shares underlying call options currently exercisable), which represents 2.3% of the outstanding common stock.  In aggregate, Cruiser Capital Advisors and Mr. Rosenbloom have sole voting and dispositive power over 721,354 shares of common stock of the Company acquired at an aggregate cost of approximately $13,477,626, excluding brokerage commissions and, if applicable, less the premium received for put options sold by Cruiser Capital Advisors relating to the common stock.  The aggregate purchase price of the 20,000 shares underlying call options which are currently exercisable and may be deemed to be beneficially owned by Cruiser Capital Advisors and Mr. Rosenbloom is approximately $462,401, with premiums.  Mr. Gottschalk directly invested approximately $15,007 (inclusive of brokerage commissions) in common stock of the Company.  The source of these funds was personal investment capital.
Cruiser Capital Advisors has sole voting and dispositive power over all of the shares of common stock that it manages for the Cruiser Clients, pursuant to management agreements.  Other than as set forth above, Cruiser Capital and the Cruiser Capital Associated Persons do not have any proxy, agreement, arrangement, understanding or relationship pursuant to which the Holder has or shares a right to vote any shares of any class or series of the Company.

Cruiser Capital Advisors is the investment manager on behalf of the Cruiser Clients.  Each of the Cruiser Clients has granted Cruiser Capital Advisors the sole and exclusive authority to vote and dispose of the shares of common stock, and this grant of discretion is not terminable within sixty days.  Cruiser Capital Advisors is entitled to a fee for managing and advising the Cruiser Clients, based upon a percentage of the Cruiser Clients’ capital.  Cruiser Capital Advisors is also entitled to an allocation of a portion of net profits, if any, generated.  Other than as disclosed above, the Stockholder and the Cruiser Capital Associated Persons are not entitled to any other performance-related fees (other than an asset-based fee) that the Holder or any Cruiser Capital Associated Person are entitled to, based on any increase or decrease in the value of shares of the Company.
From time to time, Cruiser Capital Advisors may purchase Common Stock on margin provided by banking institutions or brokerage firms on such firms’ usual terms and conditions. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account.  So, all or part of the shares of Common Stock held may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities.  Such loans, if any, generally bear interest at a rate based upon the federal funds rate plus a margin.  Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the common stock reported herein.  Such indebtedness, if any, may be refinanced with other banks or broker-dealers. Other than the foregoing margin arrangements, as of the date of this notice, none of the nominees or accounts managed by Cruiser Capital Advisors have loans secured by Common Stock.
Other than with regard to the margin accounts, as of the date of this Proxy Statement, none of the Participants have any loans secured by shares of common stock.
No Participant beneficially owns, directly or indirectly, any class of securities of any parent or subsidiary of the Company.
None of the Participants’ “associates” (as defined in Rule 14a-1 of the Exchange Act) own beneficially, directly or indirectly, shares of Common Stock or any other securities of the Company.
No Participant is required to file reports under Section 16 of the Exchange Act, with respect to the common stock.

Transactions in Shares of the Company

With regard to all shares of Common Stock purchased or sold within the past two years by Mr. Gottschalk, Holder, Cruiser Capital and Metamorphosis VI LLC set forth below are the dates on which they were purchased or sold (the trades for Cruiser Capital and Metamorphosis VI LLC are reflected in the trades done by Cruiser Capital Advisors).  Mr. Bassett does not own any shares of Common Stock and has not had any transactions in shares of the Company within the past two years.  Metamorphosis Master Fund LP, Cruiser Capital Metamorphosis Advisors, LLC, Cruiser Capital, LLC and Cruiser Capital, Ltd. have not had any transactions in shares of the Company within the past two years.  No “associates” (as defined in Rule 14a-1 of the Exchange Act) of Cruiser Capital, Cruiser Capital Associated Persons or the nominees have effected any transactions in shares of the Company, except as set forth herein.
Cruiser Capital Advisors, LLC

Trade Date	Shares Bought	Shares Sold	Options Bought	Options - Put sales	Total Holdings

6/2/2021	2,000				*2,000.00
6/4/2021	1,000				*1,000.00
6/7/2021	1,000				*1,000.00
6/15/2021				100	*10,000.00
6/21/2021	2,000				*2,000.00
8/6/2021	1,000				*1,000.00
8/27/2021	6,000				*6,000.00
9/1/2021				200	*0.00
9/1/2021	4,452				*4,452.00
9/27/2021	550				*550.00
11/30/2021	1,978				1,978.00
12/7/2021	10,000				*10,000.00
12/15/2021	5,000				5,000.00
12/22/2021	1,536				1,536.00
12/30/2021			131		0.00
12/30/2021				131	13,100.00
2/4/2022	251				*251.00
2/8/2022	898				*898.00
3/7/2022	2000				*2,000.00
3/8/2022	28347				*28,347.00
3/9/2022	4299				4,299.00
3/10/2022	700				* 700.00
3/11/2022	190				*190.00
3/14/2022	10000				*10,000.00
3/15/2022	9992				** 9,992.00
3/16/2022	20008				** 20,008.00
3/17/2022	55000				*55,000.00
3/18/2022	12687				** 12,687.00
3/21/2022	31,048				** 31,048.00
3/22/2022	22,997				** 22,997.00

3/23/2022	33176			*33,176.00
3/24/2022	2000			2,000.00
3/25/2022	33000			** 33,000.00
3/28/2022	25000			*25,000.00
3/30/2022	10000			** 10,000.00
4/1/2022	4453			** 4,453.00
4/5/2022	72631			** 72,361.00
4/6/2022	73885			73,885.00
4/7/2022	49154			*49,154.00
4/8/2022	134022			*134,022.00
4/12/2022		100		** 10,000.00
4/18/2022		100		*10,000.00
4/19/2022	1000			*1,000.00
4/25/2022	5000			** 5,000.00
			Total	721,354.00
		*Includes shares purchased on behalf of Cruiser Capital.
		**Includes shares purchased on behalf of Metamorphosis VI.

Mr. Gottschalk
Trade Date	Shares Bought
2/18/2022	1,012

A-4

PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION,
DATED APRIL 26, 2022

PROXY

THIS PROXY IS SOLICITED BY CRUISER CAPITAL MASTER FUND LP

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF AMERICAN VANGUARD CORPORATION

2022 ANNUAL MEETING OF STOCKHOLDERS
The undersigned hereby appoints [•], [•] and [•]. and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of stock of American Vanguard Corporation (“AVD” or the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 am Pacific Standard Time, on June [•], 2022, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”). The Annual Meeting will be a virtual meeting of stockholders, via live webcast at [www.[•]].
This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.  Unless otherwise specified, this proxy will be voted “FOR” the election of Cruiser Capital Master Fund LP’s nominees as Director; “FOR” the ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm; “FOR” the approval of amendment and restatement of the Company’s 1994 Amended and Restated Stock Incentive Plan (the “Plan”); “AGAINST” the approval on an advisory basis of the Company's executive compensation; and “AGAINST” any proposal by the Company to adjourn the Annual Meeting to allow the Company to solicit additional votes.  This proxy revokes all prior proxies given by the undersigned.
Cruiser Capital Master Fund LP recommends that you vote “FOR” the election of Cruiser Capital Master Fund LP’s nominees as Director; “FOR” the ratification of the appointment of BDO as the Company’s independent registered public accounting firm; “FOR” the approval of amendment and restatement of the Plan; “AGAINST” the approval on an advisory basis of the Company’s executive compensation; and “AGAINST” any proposal by the Company to adjourn the Annual Meeting to allow the Company to solicit additional votes.
1.	ELECTION OF DIRECTORS- To elect Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett:
  ☐  FOR   (except as marked)  ☐  WITHHOLD (except as marked)
Cruiser Capital Master Fund LP intends to use this proxy to vote for the persons who have been nominated by the Company to serve as Director, other than the Company nominees noted below.  There is no assurance that any of the candidates who have been nominated by the Company will serve as a Director if Keith M. Rosenbloom, Patrick E. Gottschalk, or Mark R. Bassett is elected.  You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information regarding the Company’s nominees.  Cruiser Capital Master Fund LP is NOT seeking authority to vote for and will NOT exercise any authority for [•], [•] and [•], three of the Company’s nine nominees.
Instruction: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space:

2.	RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

   ☐  FOR    ☐  AGAINST  ☐  ABSTAIN

3.	APPROVAL OF AN AMENDED EQUITY INCENTIVE PLAN TO INCLUDE, AMONG OTHER THINGS, ADDITIONAL SHARES AND AN EXTENDED EXPIRATION DATE.

   ☐  FOR    ☐  AGAINST  ☐  ABSTAIN

4.	APPROVAL OF AN ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION

   ☐  FOR    ☐  AGAINST  ☐  ABSTAIN

5.	APPROVAL OF ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.
  ☐  FOR    ☐  AGAINST  ☐  ABSTAIN

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE.
In his discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the proxy statement provided herewith.
Dated:__________________________________________
Signature:_______________________________________
Signature (if held jointly):_________________________________
Title:___________________________________________
Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporation name by the President or other duly authorized officer.  If a partnership, please sign in partnership name by authorized person.  This proxy card votes all shares held in all capacities.
PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June [1], 2022.  This proxy statement and the accompanying form of BLUE Proxy card are available at [•].